Intangible assets	12 Months Ended
Sep. 30, 2020
Intangible assets
Intangible assets

INTANGIBLE ASSETS, PROVISIONS, COMMITMENTS AND CONTINGENCIES

Note 25. Intangible assets

Accounting policy

Indefinite life intangible assets
Goodwill
Goodwill acquired in a business combination is initially measured at cost, generally being the excess of:
(i) the consideration paid; over
(ii) the net fair value of the identifiable assets, liabilities and contingent liabilities acquired.

Subsequently, goodwill is not amortised but rather tested for impairment. Impairment is tested at least annually or whenever there is an indication of impairment. An impairment charge is recognised when a cash generating unit’s (CGU) carrying value exceeds its recoverable amount. Recoverable amount means the higher of the CGU’s fair value less costs to sell and its value-in-use.

The Group's CGUs represent the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows from other assets or group of assets. They reflect the level at which the Group monitors and manages its operations.

Brand names

Brand names acquired in a business combination including St.George, BT, BankSA and RAMS, are recognised at cost. Subsequently brand names are not amortised but tested for impairment at least annually or whenever there is an indication of impairment.

Finite life intangible assets
Finite life intangibles, including computer software and core deposits, are recognised initially at cost and subsequently at amortised cost less any impairment.
Intangible	Useful life	Depreciation method
Goodwill	Indefinite	Not applicable
Brand names	Indefinite	Not applicable
Computer software	3 to 10 years	Straight-line or the diminishing balance method (using the Sum of the Years Digits)

Critical accounting assumptions and estimates

Judgement is required in determining the fair value of assets and liabilities acquired in a business combination. A different assessment of fair values would have resulted in a different goodwill balance and different post-acquisition performance of the acquired entity.

When assessing impairment of intangible assets, significant judgement is needed to determine the appropriate cash flows and discount rates to be applied to the calculations. The significant assumptions applied to the value-in-use calculations are outlined below.

	Consolidated		Parent Entity
$m	2020	2019	2020	2019
Goodwill
Balance as at beginning of year	8,895	8,890	6,844	6,844
Disposals	—	—	—	—
Impairment	(498)	—	(116)	—
Other adjustments	—	5	—	—
Balance as at end of year	8,397	8,895	6,728	6,844
Computer software
Balance as at beginning of year	2,365	2,177	2,207	2,014
Additions	1,035	906	955	846
Impairment	(171)	(25)	(165)	(25)
Amortisation	(799)	(694)	(731)	(628)
Other adjustments	—	1	—	—
Balance as at end of year	2,430	2,365	2,266	2,207
Cost	7,370	6,395	6,372	5,464
Accumulated amortisation and impairment	(4,940)	(4,030)	(4,106)	(3,257)
Carrying amount	2,430	2,365	2,266	2,207
Brand names
Balance as at beginning of year	670	670	636	636
Balance as at end of year	670	670	636	636
Carrying amount	670	670	636	636
Other intangible assets
Balance as at beginning of year	23	26	—	—
Impairment	(20)	—	—	—
Amortisation	(3)	(3)	—	—
Balance as at end of year	—	23	—	—
Cost	141	144	—	—
Accumulated amortisation and impairment	(141)	(121)	—	—
Carrying amount	—	23	—	—
Total intangible assets	11,497	11,953	9,630	9,687

Goodwill has been allocated to the following CGUs[1]:

	Consolidated		Parent Entity
$m	2020	2019	2020	2019
Consumer	3,359	4,060	3,144	3,144
Business	3,205	3,860	3,022	3,213
Westpac Institutional Bank	487	487	487	487
New Zealand	488	488	—	—
Specialist Businesses	858	—	75	—
Total goodwill	8,397	8,895	6,728	6,844
1.

On 4  May 2020, the Group announced the creation of a new operating segment, Specialist Businesses, which includes businesses that were previously part of Consumer and Business operating segments (refer to Note 2). As a result, the Group’s CGUs have been reassessed and goodwill reallocated accordingly. This Specialist Businesses segment includes a number of individual CGUs (Superannuation, Platforms, Investments, General Insurance, Life Insurance, Lenders Mortgage Insurance, and Auto and Vendor Finance) to which goodwill has been allocated. The carrying amount of goodwill allocated to these individual CGUs is not significant compared to total goodwill.

In addition, brand names of $670 million for the Group have been allocated as $382 million to Consumer, $286 million to Business and $2 million to Specialist Businesses as at 30 September 2020 (2019: $382 million to Consumer and $288 million to Business). Brand names of $636 million for the Parent Entity have been allocated as $350 million to Consumer and $286 million to Business as at 30 September 2020 and 30 September 2019.

Impairment testing and results

Impairment testing is performed at least once a year, or whenever there is an indication of impairment, by comparing the recoverable amount of each CGU with the carrying amount. The primary test for the recoverable amount is determined based on value-in-use which refers to the present value of expected cash flows under its current use. Fair value less costs to sell was also considered for those CGUs where value-in-use was lower than carrying value. In these cases, there was no change to the result of the impairment test.

In the current year the Group recognised goodwill impairment of $498 million for the Group and $116 million for the Parent Entity from Specialist Businesses CGUs. The goodwill impairment recognised for the Life Insurance CGU was $374 million for the Group (Parent Entity: nil) and for the Auto and Vendor Finance CGU was $124 million for the Group (Parent Entity: $116 million). No goodwill remains for these CGUs.

The impairment of goodwill resulted from our macroeconomic outlook and lower forecast profitability as well as goodwill being allocated at a lower level to individual business levels within the specialised business division. This allocation reflects the discrete nature of these businesses and the level at which goodwill has been monitored by management.

Significant assumptions used in recoverable amount calculations

The assumptions made for goodwill impairment testing for each relevant significant CGU are provided in the following table and are based on past experience and management’s expectations for the future. In the current year and given the present economic environment, the Group has reassessed these assumptions and revised them where necessary in order to provide a reasonable estimate of the value-in-use of the CGUs and Group.

	Discount rate		Cash flows
	Group’s equity rate/ Group’s adjusted pre-tax equity rate		Forecast period/ terminal growth rate
	2020	2019	2020	2019
Westpac Institutional Bank	11.0% / 14.4%	11.0% / 15.7%	5 years / 2%	2 years / 0%
New Zealand	11.0% / 14.5%	11.0% / 15.3%	3 years / 2%	2 years / 0%
All other significant CGUs	11.0% / 15 - 15.2%	11.0% / 15.7%	3 years / 2%	2 years / 0%

The Group discounts the projected cash flows by its adjusted pre-tax equity rate.

The cash flows used are based on management approved forecasts. These forecasts utilize information about current and future economic conditions, observable historical information and management expectations of future business performance. The terminal value growth rate represents the growth rate applied to extrapolate cash flows beyond the forecast period and reflects the lower end of the RBA’s target long-term inflation rate band.

For all CGUs other than Westpac Institutional Bank, the recoverability of goodwill is not reliant on any one particular assumption. Refer to the sensitivity analysis below for details regarding Westpac Institutional Bank.

Sensitivity analysis

The table below shows a sensitivity analysis for Westpac Institutional Bank which has no impairment of goodwill but for which a reasonable possible change in assumptions would result in impairment. This sensitivity analysis assumes the specific assumption moves in isolation while all other assumptions are held constant and presents the change in key assumptions required to reduce any headroom to nil. Whilst remaining a good business with a strong franchise, Westpac Institutional Bank’s forecasts are responsive to a decrease in cash flows resulting from increased impairment from credit losses, higher than forecast expenses, higher capital retention requirements, or from lower than assumed interest margins. To address the uncertainty resulting from these assumptions, a range of probability weighted scenarios were used to calculate the recoverable amount.

		Change required to assumption to reduce headroom to nil
Consolidated and Parent Entity		Increase in discount rate	Decrease in cash flows	Decrease in terminal
$m	Headroom	(bps)	(%)	growth rate (bps)
Westpac Institutional Bank	578	56	6.2	76